Exhibit 32
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                              THINKING TOOLS, INC.
                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of Thinking Tools, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2001 (the "Report"), the undersigned officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

            (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2004
                                          By: Moshe Zarmi
                                              -------------------------
                                          Name:  Moshe Zarmi
                                          Title: President and Chief
                                                 Executive Officer and
                                                 principal accounting officer